Exhibit 21.1

List of Direct and Indirect Subsidiaries of Nelnet, Inc. as of December 31, 2020

		Name	Organized in	Relationship to Nelnet Inc.	Percentage Ownership
1		1867 - GS20A LLC	Nebraska	Indirect Subsidiary	100.0%
2		1867 - GS21 LLC	Nebraska	Indirect Subsidiary	100.0%
3		1867 - Kear21 LLC	Nebraska	Indirect Subsidiary	100.0%
4		1867 - NUG21 LLC	Nebraska	Indirect Subsidiary	100.0%
5		1867 - RP20, LLC	Nebraska	Indirect Subsidiary	100.0%
6		1867 - Sol21 LLC	Nebraska	Indirect Subsidiary	100.0%
7		1867 - SR, LLC	Nebraska	Indirect Subsidiary	100.0%
8		1867 Capital-1, LLC	Nebraska	Direct Subsidiary	100.0%
9		1867-C2, LLC	Nebraska	Indirect Subsidiary	100.0%
10		1867-C2,NY, LLC	Nebraska	Indirect Subsidiary	100.0%
11		1867-Excelsior, LLC	Nebraska	Indirect Subsidiary	100.0%
12		1867-NY1, LLC	Nebraska	Indirect Subsidiary	100.0%
13		1867-RP, LLC	Nebraska	Indirect Subsidiary	100.0%
14		ACM F Acquisition, LLC	Nebraska	Indirect Subsidiary	100.0%
15		Aware3, LLC	Missouri	Indirect Subsidiary	100.0%
16		CampusGuard, LLC	Nebraska	Indirect Subsidiary	100.0%
17		Community Development Opportunity Fund III, LLC	Nebraska	Indirect Subsidiary	100.0%
18		Community Development Opportunity Fund IV, LLC	Nebraska	Indirect Subsidiary	100.0%
19		Education Funding Capital I, LLC	Delaware	Indirect Subsidiary	100.0%
20		EFS Finance Co., LLC	Nebraska	Indirect Subsidiary	100.0%
21		FACTS Education Corporation	Nebraska	Indirect Subsidiary	100.0%
22		FACTS Education Solutions, LLC	Arizona	Indirect Subsidiary	100.0%
23		FACTS Management AUS Pty Ltd.	Australia	Indirect Subsidiary	100.0%
24		First National Life Insurance Company of the USA	Nebraska	Indirect Subsidiary	100.0%
25		FM Systems, LLC d/b/a Tuition Management Systems, LLC	Delaware	Indirect Subsidiary	100.0%
26		FP Sacramento, LLC	Nebraska	Indirect Subsidiary	100.0%
27		Great Lakes Educational Loan Services, Inc.	Wisconsin	Indirect Subsidiary	100.0%
28		GreatNet Solutions, LLC	Nebraska	Indirect Subsidiary	100.0%
29		Municipal Tax Investment, LLC	Nebraska	Direct Subsidiary	100.0%
30		Municipal Tax Property, LLC	Nebraska	Indirect Subsidiary	100.0%
31		National Education Loan Network, Inc.	Nebraska	Direct Subsidiary	100.0%
32		Nelnet Academic Services, LLC	Nebraska	Direct Subsidiary	100.0%
33		Nelnet Bank, Inc.	Utah	Direct Subsidiary	100.0%
34		Nelnet Business Solutions - Canada, Inc.	Canada	Indirect Subsidiary	100.0%
35		Nelnet Business Solutions, Inc.	Nebraska	Indirect Subsidiary	100.0%
36		Nelnet Captive Insurance Company, Inc.	Delaware	Direct Subsidiary	100.0%
37		Nelnet Consumer Finance, Inc.	Nebraska	Indirect Subsidiary	100.0%
38		Nelnet Diversified Solutions, LLC	Nebraska	Direct Subsidiary	100.0%
39	*	Nelnet Education Loan Funding, Inc.	Nebraska	Indirect Subsidiary	100.0%
40		Nelnet FFELP Student Loan Warehouse-I, LLC	Delaware	Indirect Subsidiary	100.0%

41	Nelnet Finance Corp.	Nebraska	Indirect Subsidiary	100.0%
42	Nelnet Fund Management, LLC	Nebraska	Direct Subsidiary	100.0%
43	Nelnet Learning Technologies	Nebraska	Indirect Subsidiary	100.0%
44	Nelnet Loan Acquisition Corporation	Nebraska	Indirect Subsidiary	100.0%
45	Nelnet Management Corporation-1	Nevada	Indirect Subsidiary	100.0%
46	Nelnet Private Education Loan Funding, LLC	Delaware	Indirect Subsidiary	100.0%
47	Nelnet Private Student Loan Financing Corporation	Nebraska	Indirect Subsidiary	100.0%
48	Nelnet Private Student Loan Warehouse-2, LLC	Delaware	Indirect Subsidiary	100.0%
49	Nelnet Private Student Loan Warehouse-I LLC	Delaware	Indirect Subsidiary	100.0%
50	Nelnet Real Estate Ventures, LLC	Nebraska	Indirect Subsidiary	100.0%
51	Nelnet Sales Co., LLC	Nebraska	Indirect Subsidiary	100.0%
52	Nelnet Servicing, LLC	Nebraska	Indirect Subsidiary	100.0%
53	Nelnet Solar, LLC	Nebraska	Direct Subsidiary	100.0%
54	Nelnet Store, LLC	Nebraska	Indirect Subsidiary	100.0%
55	Nelnet Student Loan Funding II Management Corporation	Nebraska	Indirect Subsidiary	100.0%
56	Nelnet Student Loan Funding II, LLC	Delaware	Indirect Subsidiary	100.0%
57	Nelnet Student Loan Funding III, LLC	Delaware	Indirect Subsidiary	100.0%
58	Nelnet Student Loan Funding Management Corporation	Nevada	Indirect Subsidiary	100.0%
59	Nelnet Student Loan Funding, LLC	Delaware	Indirect Subsidiary	100.0%
60	Nelnet UNL Alliance, LLC	Nebraska	Direct Subsidiary	100.0%
61	NHELP-II, LLC	Delaware	Indirect Subsidiary	100.0%
62	NHELP-III, LLC	Delaware	Indirect Subsidiary	100.0%
63	NTS - Renweb Jamaica, Ltd	Jamaica	Indirect Subsidiary	100.0%
64	PaymentSpring, LLC	Nebraska	Indirect Subsidiary	100.0%
65	Wachovia Education Loan Funding LLC	Delaware	Indirect Subsidiary	100.0%
66	Nelnet International PTY LTD	Australia	Indirect Subsidiary	100.0%
67	Higherschool Publishing Company	Illinois	Indirect Subsidiary	100.0%
68	1867-Agate20, LLC	Nebraska	Indirect Subsidiary	100.0%
69	Community Development Opportunity Fund V	Nebraska	Direct Subsidiary	100.0%
70	C2 CT Fund 1 Holdings, LLC	Delaware	Indirect Subsidiary	99.0%
71	GSPP NN Fund I, LLC	New York	Indirect Subsidiary	99.0%
72	GSPP NN Fund II, LLC	New York	Indirect Subsidiary	99.0%
73	GSPP NN Fund III, LLC	New York	Indirect Subsidiary	99.0%
74	Kearsarge NYMA MT, LLC	Massachusetts	Direct Subsidiary	99.0%
75	Nelnet B2B Services, LLC	Nebraska	Direct Subsidiary	99.0%
76	NY CSG 2 Holdings, LLC	Delaware	Indirect Subsidiary	99.0%
77	RenewProp Lessee 2, LLC	Delaware	Indirect Subsidiary	99.0%
78	RenewProp Lessee I, LLC	Delaware	Indirect Subsidiary	99.0%
79	Virgo Charlestown NY Holdco, LLC	Delaware	Direct Subsidiary	99.0%
80	Virgo Skipjack Holdco, LLC	Delaware	Direct Subsidiary	99.0%
81	Duluth Storage, LLC	Delaware	Indirect Subsidiary	95.0%
82	Norcross Storage, LLC	Delaware	Indirect Subsidiary	95.0%
83	WPC-NN Atlanta Storage, LLC	Delaware	Indirect Subsidiary	95.0%
84	WPC-NN AZSI Acquisition, LLC	Delaware	Indirect Subsidiary	95.0%
85	WPC-NN Flowing Wells, LLC	Delaware	Indirect Subsidiary	95.0%
86	WPC-NN Grand Avenue Storage, LLC	Delaware	Indirect Subsidiary	95.0%
87	WPC-NN Lake Mary Storage, LLC	Delaware	Indirect Subsidiary	95.0%

88	WPC-NN Loop 410 Storage, LLC	Delaware	Indirect Subsidiary	95.0%
89	WPC-NN Perrin Beitel Storage, LLC	Delaware	Indirect Subsidiary	95.0%
90	WPC-NN Portland Schmeer Storage, LLC	Delaware	Indirect Subsidiary	95.0%
91	1st Source Solar 2, LLC	Delaware	Direct Subsidiary	90.0%
92	1st Source Solar 3, LLC	Delaware	Direct Subsidiary	90.0%
93	1st Source Solar 5, LLC	Delaware	Indirect Subsidiary	90.0%
94	1st Source Solar 6, LLC	Delaware	Indirect Subsidiary	90.0%
95	Whitetail Rock Capital Management, LLC	Nebraska	Indirect Subsidiary	90.0%
96	Whitetail Rock Fund Management, LLC	Nebraska	Indirect Subsidiary	90.0%
97	Community Development Opportunity Fund I, LLC	Nebraska	Direct Subsidiary	100.0%
98	SSI MN Tranche 1, LLC	Delaware	Indirect Subsidiary	89.1%
99	Virgo KAM Holdco, LLC	Delaware	Indirect Subsidiary	89.1%
100	Wenonah Holdings, LLC	Delaware	Indirect Subsidiary	89.1%
101	SRC Partnership 2, LLC	Delaware	Indirect Subsidiary	89.0%
102	WPC-NN Carlsbad Caribou Court, LLC	Delaware	Indirect Subsidiary	86.1%
103	3430 FP Drive, LP	Delaware	Indirect Subsidiary	81.7%
104	Community Development Opportunity Fund II, LLC	Nebraska	Direct Subsidiary	68.9%
105	WPC-NN Chula 1-5 JV, LLC	Delaware	Indirect Subsidiary	65.0%
106	1867-NelKSI LLC	Nebraska	Indirect Subsidiary	64.5%
107	330-333 Building Acquisition Corporation	Nebraska	Indirect Subsidiary	50.0%
108	330-333 Building, LLC	Nebraska	Indirect Subsidiary	50.0%
109	401 Building Acquisition Corporation	Nebraska	Indirect Subsidiary	50.0%
110	401 Building LLC	Nebraska	Indirect Subsidiary	50.0%
111	4600 Innovation Drive, LLC	Nebraska	Indirect Subsidiary	50.0%
112	7200 WorldCom, LLC	Nebraska	Indirect Subsidiary	50.0%
113	BenefitEd, LLC	Nebraska	Indirect Subsidiary	50.0%
114	EADO, LLC	Nebraska	Indirect Subsidiary	50.0%
115	Invite Education, LLC	Delaware	Direct Subsidiary	50.0%
116	LT&T Collection LLC	Nebraska	Indirect Subsidiary	50.0%
117	Lumberworks Lofts Acquisition Corporation	Nebraska	Indirect Subsidiary	50.0%
118	Lumberworks Lofts, LLC	Nebraska	Indirect Subsidiary	50.0%
119	NGWeb Solutions, LLC	Nebraska	Indirect Subsidiary	50.0%
120	Telegraph Lofts West LLC	Nebraska	Indirect Subsidiary	50.0%
121	Timberline Suntree Associates, LLC	Kansas	Direct Subsidiary	50.0%
122	West Haymarket Holding Company, LLC	Nebraska	Indirect Subsidiary	50.0%
123	TDP Phase Three - NMTC, LLC	Nebraska	Indirect Subsidiary	25.0%
124	TDP Phase Three, LLC	Nebraska	Indirect Subsidiary	25.0%

Note: This list does not include Nelnet Student Loan Trusts utilized in asset backed security financings.